EXHIBIT 10.23

          Summary of Salary Increases and Bonuses to Executive Officers



Name:                          Jan W. Clark       John G. Warner       Michael T. Storm       Michael L. Derr
Start Date:                      12/1996             12/1996                1/1998                5/2001

Starting Salary                 $110,000             $100,000                $67,500               $80,000

Bonus 2000:                            -                    -                      -                     -
Salary Effective 1/2001         $143,500             $130,500                $92,500                     -

Bonus 2001:                            -                    -                      -                     -
Salary Effective 1/2002         $151,500             $137,500                $98,500               $84,000

Bonus 2002:                            -                    -                      -                     -
Salary Effective 1/2003         $160,000             $145,000               $105,000               $90,000

Bonus 2003:                            -                    -                      -                     -
Salary Effective 1/2004         $170,000             $154,000               $112,000               $96,000

Bonus 2004:                       $5,000               $5,000                 $5,000                $5,000
Salary Effective 1/2005         $178,500             $161,700               $117,600              $100,800






Note: Salary amounts above do not include potential payments in lieu of allowed paid-days-off (vacation, sick and personal days off) not utilized.

(Information provided beginning with first year for which CN Bancorp, Inc. provided audited financial statements in an Annual Report on Form 10-KSB).







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